ACCESS VARIABLE INSURANCE TRUST

                          Supplement Dated May 23, 2005
                         To Prospectus Dated May 1, 2005
         (This supplement replaces the supplement dated April 26, 2005.)

The Portfolios:   Wells S&P REIT IndexSM Portfolio
                           Potomac Dow 30SM Plus Portfolio
                           Potomac OTC Plus Portfolio
                           Potomac Mid Cap Plus Portfolio
                           Potomac Small Cap Plus Portfolio
                           Potomac U.S./Short Portfolio
                           Access U.S. Government Money Market Portfolio

At a meeting of the Board of Trustees ("Board") of the Access Variable Insurance Trust ("AVIT") held on April 12, 2005, the Board approved the redemption of all outstanding shares of the following three portfolios due to their relatively small asset size and insufficient evidence of future asset growth opportunities:
Wells S&P REIT IndexSM Portfolio, Potomac Mid-Cap Plus Portfolio, and Potomac U.S./Short Portfolio.

Each of these three Portfolios is no longer pursuing its stated investment objective and instead began liquidating its portfolio and investing in cash equivalents, money market funds, and investment grade debt securities. These changes in strategy and investments will remain in effect until these three Portfolios have fully liquidated their holdings. In addition, shares of these three Portfolios are no longer available for purchase. Portfolio shares continue to be redeemable in accordance with the Prospectus guidelines.

Western Reserve Life Assurance Co. of Ohio and its affiliates ("WRL") recently informed AVIT that effective May 1, 2005, WRL would no longer permit new investments in the Portfolios from prospective investors, and effective May 4, 2005, WRL would allow new investments by existing investors for only a limited period of time. Based on this information, the Board concluded that it was likely that the Portfolios would experience a reduction in assets in the near term, and the Board determined that it would be in the best interests of shareholders to terminate the remaining Portfolios as soon as practicable. At a meeting of the AVIT Board held on May 11, 2005, the Board approved the redemption of all outstanding shares of the remaining AVIT Portfolios, effective July 31, 2005.

On or about July 31, 2005, all AVIT Portfolios will be terminated. Any shareholders that have not redeemed their shares in the Portfolios prior to July 31, 2005 will have their shares automatically redeemed as of that date.


          Investors should retain this Supplement for future reference.